Exhibit 24.1

POWER OF ATTORNEY

        The undersigned certifies that she is a director of IKON Office Solutions, Inc. (“IKON”).

        The undersigned hereby appoints each of Robert F. Woods and Don H. Liu as her attorneys-in-fact, each with the power of substitution, to execute, on her behalf, the foregoing registration statement on Form S-8, and any and all amendments thereto, for filing with the Securities and Exchange Commission (“SEC”), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

         Dated this 1st day of December

/s/ JUDITH M. BELL Judith M. Bell

POWER OF ATTORNEY

        The undersigned certifies that he is a Director of IKON Office Solutions, Inc. (“IKON”).

        The undersigned hereby appoints each of Robert F. Woods and Don H. Liu as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf, the foregoing registration statement on Form S-8, and any and all amendments thereto, for filing with the Securities and Exchange Commission (“SEC”), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

        Dated this 1st day of December 2004.

/s/ PHILIP E. CUSHING Philip E. Cushing

POWER OF ATTORNEY

        The undersigned certifies that he is a director of IKON Office Solutions, Inc. (“IKON”).

        The undersigned hereby appoints each of Robert F. Woods and Don H. Liu as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf, the foregoing registration statement on Form S-8, and any and all amendments thereto, for filing with the Securities and Exchange Commission (“SEC”), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

         Dated this 1st day of December

/s/ THOMAS R. GIBSON Thomas R. Gibson

POWER OF ATTORNEY

        The undersigned certifies that he is a Director of IKON Office Solutions, Inc. (“IKON”).

        The undersigned hereby appoints each of Robert F. Woods and Don H. Liu as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf, the foregoing registration statement on Form S-8, and any and all amendments thereto, for filing with the Securities and Exchange Commission (“SEC”), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

         Dated this 1st day of December 2004.

/s/ RICHARD A. JALKUT Richard A. Jalkut

POWER OF ATTORNEY

        The undersigned certifies that he is a Director of IKON Office Solutions, Inc. (“IKON”).

        The undersigned hereby appoints each of Robert F. Woods and Don H. Liu as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf, the foregoing registration statement on Form S-8, and any and all amendments thereto, for filing with the Securities and Exchange Commission (“SEC”), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

         Dated this 2nd day of December 2004.

/s/ ARTHUR E. JOHNSON Arthur E. Johnson

POWER OF ATTORNEY

        The undersigned certifies that he is a Director of IKON Office Solutions, Inc. (“IKON”).

        The undersigned hereby appoints each of Robert F. Woods and Don H. Liu as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf, the foregoing registration statement on Form S-8, and any and all amendments thereto, for filing with the Securities and Exchange Commission (“SEC”), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

         Dated this 1st day of December 2004.

/s/ KURT M. LANDGRAF Kurt M. Landgraf

POWER OF ATTORNEY

        The undersigned certifies that he is a Director of IKON Office Solutions, Inc. (“IKON”).

        The undersigned hereby appoints each of Robert F. Woods and Don H. Liu as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf, the foregoing registration statement on Form S-8, and any and all amendments thereto, for filing with the Securities and Exchange Commission (“SEC”), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

         Dated this 1st day of December 2004.

/s/ GERALD LUTERMAN Gerald Luterman

POWER OF ATTORNEY

        The undersigned certifies that he is a Director of IKON Office Solutions, Inc. (“IKON”).

        The undersigned hereby appoints each of Robert F. Woods and Don H. Liu as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf, the foregoing registration statement on Form S-8, and any and all amendments thereto, for filing with the Securities and Exchange Commission (“SEC”), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

         Dated this 21st day of December 2004.

/s/ WILLIAM E. MCCRACKEN William E. McCracken

POWER OF ATTORNEY

        The undersigned certifies that he is a Director of IKON Office Solutions, Inc. (“IKON”).

        The undersigned hereby appoints each of Robert F. Woods and Don H. Liu as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf, the foregoing registration statement on Form S-8, and any and all amendments thereto, for filing with the Securities and Exchange Commission (“SEC”), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

         Dated this 1st day of December 2004.

/s/ WILLIAM L. MEDDAUGH William L. Meddaugh

POWER OF ATTORNEY

        The undersigned certifies that he is a Director of IKON Office Solutions, Inc. (“IKON”).

        The undersigned hereby appoints each of Robert F. Woods and Don H. Liu as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf, the foregoing registration statement on Form S-8, and any and all amendments thereto, for filing with the Securities and Exchange Commission (“SEC”), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

         Dated this 29th day of November 2004.

/s/ ANTHONY P. TERRACCIANO Anthony P. Terracciano

POWER OF ATTORNEY

        The undersigned certifies that she is a Director of IKON Office Solutions, Inc. (“IKON”).

        The undersigned hereby appoints each of Robert F. Woods and Don H. Liu as her attorneys-in-fact, each with the power of substitution, to execute, on her behalf, the foregoing registration statement on Form S-8, and any and all amendments thereto, for filing with the Securities and Exchange Commission (“SEC”), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

         Dated this 29th day of November 2004.

/s/ MARILYN WARE Marilyn Ware